APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE BANK OF NEW YORK MELLON

(formerly The Bank Of New York)

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF JANUARY 1, 2007

June 28, 2024

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
1184	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2010 Fund
1296	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2015 Fund
1189	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2020 Fund
1302	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2025 Fund
1194	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2030 Fund
1307	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2035 Fund
1199	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2040 Fund
1599	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2045 Fund
1605	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2050 Fund
2334	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2055 Fund
2709	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2060 Fund		March 5, 2021
3408	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2065 Fund		March 5, 2021
7642	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2070 Fund
1205	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom Income
Fund
355	Fidelity Aberdeen Street Trust	Multi-Asset Index Fund
371	Fidelity Aberdeen Street Trust	Fidelity Freedom 2010 Fund
1313	Fidelity Aberdeen Street Trust	Fidelity Freedom 2015 Fund
372	Fidelity Aberdeen Street Trust	Fidelity Freedom 2020 Fund
1314	Fidelity Aberdeen Street Trust	Fidelity Freedom 2025 Fund
373	Fidelity Aberdeen Street Trust	Fidelity Freedom 2030 Fund
1315	Fidelity Aberdeen Street Trust	Fidelity Freedom 2035 Fund
718	Fidelity Aberdeen Street Trust	Fidelity Freedom 2040 Fund
1617	Fidelity Aberdeen Street Trust	Fidelity Freedom 2045 Fund
1618	Fidelity Aberdeen Street Trust	Fidelity Freedom 2050 Fund
2331	Fidelity Aberdeen Street Trust	Fidelity Freedom 2055 Fund

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

1 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
2708	Fidelity Aberdeen Street Trust	Fidelity Freedom 2060 Fund		March 5, 2021
3415	Fidelity Aberdeen Street Trust	Fidelity Freedom 2065 Fund		March 5, 2021
7639	Fidelity Aberdeen Street Trust	Fidelity Freedom 2070 Fund
369	Fidelity Aberdeen Street Trust	Fidelity Freedom Income Fund
2338	Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2055 Fund
7373	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date Income Fund
7382	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2010 Fund
7391	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2.15 Fund
7400	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2020 Fund
7409	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2025 Fund
7418	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2030 Fund
7427	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2035 Fund
7436	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2040 Fund
7445	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2045 Fund
7454	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2050 Fund
7463	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2055 Fund
7472	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2060 Fund
7481	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date 2065 Fund
7663	Fidelity Aberdeen Street Trust	Fidelity Sustainable Target Date
2070 Fund
219	Fidelity Advisor Series I	Fidelity Advisor Balanced Fund		March 5, 2021
86	Fidelity Advisor Series I	Fidelity Advisor Equity Growth Fund		March 5, 2021
40	Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund
3223	Fidelity Advisor Series II	Fidelity Series Investment Grade Securitized Fund
662	Fidelity Advisor Series IV	Fidelity Limited Term Government Fund
1286	Fidelity Advisor Series VIII	Fidelity Advisor Focused Emerging Markets Fund		July 9, 2021
1534	Fidelity California Municipal Trust	Fidelity California Limited Term Tax- Free Bond Fund*	Municipal Fund	February 19, 2021
91	Fidelity California Municipal Trust	Fidelity California Municipal Income Fund*	Municipal Fund	February 19, 2021
457	Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund*	Municipal Fund	February 19, 2021
6501	Fidelity Charles Street Trust	Aggressive Growth Allocation Fund

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

2 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
6498	Fidelity Charles Street Trust	Balanced Allocation Fund
6499	Fidelity Charles Street Trust	Growth Allocation Fund
6497	Fidelity Charles Street Trust	Moderate with Income Allocation Fund
6477	Fidelity Charles Street Trust	Fidelity Sustainable Multi-Asset Fund
56	Fidelity Colchester Street Trust	Tax Exempt Portfolio*	Municipal Fund	February 19, 2021
57	Fidelity Colchester Street Trust	Government Portfolio
59	Fidelity Colchester Street Trust	Money Market Portfolio
680	Fidelity Colchester Street Trust	Treasury Only Portfolio
695	Fidelity Colchester Street Trust	Fidelity Investments Money Market
Treasury Portfolio Treasury Portfolio
650	Fidelity Concord Street Trust	Fidelity 500 Index Fund
2926	Fidelity Concord Street Trust	Fidelity Flex 500 Index Fund
399	Fidelity Concord Street Trust	Fidelity International Index Fund
2942	Fidelity Concord Street Trust	Fidelity Small Cap Stock K6 Fund
407	Fidelity Court Street Trust	Fidelity Connecticut Municipal Income Fund*	Municipal Fund	February 19, 2021
416	Fidelity Court Street Trust	Fidelity New Jersey Municipal Income Fund*	Municipal Fund	February 19, 2021
423	Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund*	Municipal Fund	February 19, 2021
6875	Fidelity Greenwood Street Trust	Fidelity Hedged Equity Fund		September 1, 2022
6519	Fidelity Greenwood Street Trust	Fidelity Macro Opportunities Fund		April 7, 2022
6513	Fidelity Greenwood Street Trust	Fidelity Risk Parity Fund		April 7, 2022
7565	Fidelity Greenwood Street Trust	Fidelity SAI Alternative Risk Premia Commodity Strategy Fund
7564	Fidelity Greenwood Street Trust	Fidelity SAI Alternative Risk Premia Strategy Fund
7521	Fidelity Greenwood Street Trust	Fidelity SAI Convertible Arbitrage Fund
2897	Fidelity Hereford Street Trust	Fidelity Flex Government Money Market Fund
458	Fidelity Hereford Street Trust	Fidelity Government Money Market Fund		February 19, 2021
454	Fidelity Hereford Street Trust	Fidelity Money Market Fund		February 19, 2021
3224	Fidelity Hereford Street Trust	Fidelity Series Treasury Bill Index Fund
15	Fidelity Income Fund	Fidelity GNMA Fund
452	Fidelity Income Fund	Fidelity Intermediate Government Income Fund
1891	Fidelity Income Fund	Fidelity Managed Retirement 2010 Fund
1893	Fidelity Income Fund	Fidelity Managed Retirement 2015 Fund
1995	Fidelity Income Fund	Fidelity Managed Retirement 2020 Fund
1996	Fidelity Income Fund	Fidelity Managed Retirement 2025 Fund

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

3 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
4500	Fidelity Income Fund	Fidelity Managed Retirement 2030 Fund		March 5, 2021
1887	Fidelity Income Fund	Fidelity Managed Retirement Income Fund
3221	Fidelity Income Fund	Fidelity Series Government Bond Index Fund
1892	Fidelity Income Fund	Fidelity Simplicity RMD 2010 Fund
1894	Fidelity Income Fund	Fidelity Simplicity RMD 2015 Fund
2009	Fidelity Income Fund	Fidelity Simplicity RMD 2020 Fund
3497	Fidelity Income Fund	Fidelity Simplicity RMD 2025 Fund		March 5, 2021
7247	Fidelity Income Fund	Fidelity Simplicity RMD 2030 Fund		December 15, 2022
7303	Fidelity Income Fund	Fidelity Managed Retirement 2035 Fund		December 15, 2022
1888	Fidelity Income Fund	Fidelity Simplicity RMD Income Fund
1158	Fidelity Income Fund	Fidelity Total Bond Fund		May 21,2021
2944	Fidelity Income Fund	Fidelity Total Bond K6 Fund		May 21, 2021
325	Fidelity Investment Trust	Fidelity Diversified International Fund		July 9, 2021
322	Fidelity Investment Trust	Fidelity Emerging Markets Fund		July 9, 2021
6549	Fidelity Investment Trust	Fidelity SAI Sustainable International Equity Fund		April 14, 2022
6462	Fidelity Investment Trust	Fidelity Sustainable International Equity Fund
426	Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Market Fund*	Municipal Fund	February 19, 2021
70	Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Income Fund*	Municipal Fund	February 19, 2021
7524	Fidelity Mt. Vernon Street Trust	Fidelity Equity Growth K6 Fund
25	Fidelity Mt. Vernon Street Trust	Fidelity Growth Company Fund
3458	Fidelity Mt. Vernon Street Trust	Fidelity Growth Company K6 Fund
2578	Fidelity Municipal Trust	Fidelity Conservative Income Municipal Bond Fund*	Municipal Fund	February 19, 2021
3042	Fidelity Municipal Trust	Fidelity Flex Conservative Income Municipal Bond Fund*	Municipal Fund	February 19, 2021
3043	Fidelity Municipal Trust	Fidelity Flex Municipal Income Fund*	Municipal Fund	February 19, 2021
404	Fidelity Municipal Trust	Fidelity Limited Term Municipal Income Fund*	Municipal Fund	February 19, 2021
181	Fidelity Municipal Trust	Fidelity Michigan Municipal Income Fund*	Municipal Fund	February 19, 2021
182	Fidelity Municipal Trust	Fidelity Minnesota Municipal Income Fund*	Municipal Fund	February 19, 2021
37	Fidelity Municipal Trust	Fidelity Municipal Income Fund*	Municipal Fund	February 19, 2021
188	Fidelity Municipal Trust	Fidelity Ohio Municipal Income Fund*	Municipal Fund	February 19, 2021
402	Fidelity Municipal Trust	Fidelity Pennsylvania Municipal Income Fund*	Municipal Fund	February 19, 2021
71	Fidelity New York Municipal Trust	Fidelity New York Municipal Income Fund*	Municipal Fund	February 19, 2021

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

4 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
422	Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund*	Municipal Fund	February 19, 2021
84	Fidelity Newbury Street Trust	Fidelity Tax-Exempt Money Market Fund*	Municipal Fund	February 19, 2021
58	Fidelity Newbury Street Trust	Fidelity Treasury Money Market Fund
55	Fidelity Phillips Street Trust	Fidelity Government Cash Reserves
2955	Fidelity Puritan Trust	Fidelity Low-Priced Stock K6 Fund
693	Fidelity Revere Street Trust	Fidelity Cash Central Fund		July 23, 2021
698	Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund		February 19, 2021
1335	Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund		February 19, 2021
761	Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund		July 23, 2021
2815	Fidelity Salem Street	Fidelity Series Government Money Market Fund
2917	Fidelity Salem Street Trust	Fidelity Flex U.S. Bond Index Fund
32	Fidelity Salem Street Trust	Fidelity Intermediate Bond Fund
1561	Fidelity Salem Street Trust	Fidelity Intermediate Treasury Bond Index Fund
3469	Fidelity Salem Street Trust	Fidelity Municipal Bond Index Fund*	Municipal Fund	February 19, 2021
7330	Fidelity Salem Street Trust	Fidelity Municipal Core Plus Bond Fund*	Municipal Fund
2948	Fidelity Salem Street Trust	Fidelity Municipal Income 2025 Fund*	Municipal Fund	February 19, 2021
7554	Fidelity Salem Street Trust	Fidelity SAI Conservative Income Municipal Bond Fund
7328	Fidelity Salem Street Trust	Fidelity SAI International Credit Fund
2808	Fidelity Salem Street Trust	Fidelity SAI International Index Fund
6217	Fidelity Salem Street Trust	Fidelity SAI Low Duration Income Fund
3470	Fidelity Salem Street Trust	Fidelity SAI Municipal Bond Index Fund*	Municipal Fund	February 19, 2021
3307	Fidelity Salem Street Trust	Fidelity SAI Municipal Income Fund*	Municipal Fund	February 19, 2021
3062	Fidelity Salem Street Trust	Fidelity SAI Municipal Money Market Fund*	Municipal Fund	February 19, 2021
6218	Fidelity Salem Street Trust	Fidelity SAI Short-Term Bond Fund
2786	Fidelity Salem Street Trust	Fidelity SAI Small-Mid Cap 500 Index Fund
6539	Fidelity Salem Street Trust	Fidelity SAI Sustainable Conservative Income Municipal Bond Fund*	Municipal Fund
6538	Fidelity Salem Street Trust	Fidelity SAI Sustainable Municipal Income Fund*	Municipal Fund	April 13, 2022
6540	Fidelity Salem Street Trust	Fidelity SAI Sustainable Core Plus Bond Fund		April 13, 2022
730	Fidelity Salem Street Trust	Fidelity SAI Tax-Free Bond Fund*	Municipal Fund	February 19, 2021
2759	Fidelity Salem Street Trust	Fidelity SAI U.S. Low Volatility Index Fund

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

5 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
2814	Fidelity Salem Street Trust	Fidelity SAI U.S. Treasury Bond Index Fund
2114	Fidelity Salem Street Trust	Fidelity Series Investment Grade Bond Fund
7329	Fidelity Salem Street Trust	Fidelity SAI Investment Grade Securitized Fund
2840	Fidelity Salem Street Trust	Fidelity Series Long-Term Treasury Bond Index Fund
2743	Fidelity Salem Street Trust	Fidelity Series Short-Term Credit Fund
450	Fidelity Salem Street Trust	Fidelity Short-Term Bond Fund
3038	Fidelity Salem Street Trust	Fidelity Short-Term Bond Index Fund
1560	Fidelity Salem Street Trust	Fidelity Short-Term Treasury Bond Index Fund
1505	Fidelity Salem Street Trust	Fidelity Strategic Real Return Fund
6541	Fidelity Salem Street Trust	Fidelity Sustainable Core Plus Bond Fund		April 13, 2022
6532	Fidelity Salem Street Trust	Fidelity Sustainable Intermediate Municipal Income Fund*	Municipal Fund	April 13, 2022
634	Fidelity Salem Street Trust	Fidelity Tax-Free Bond Fund*	Municipal Fund	February 19, 2021
651	Fidelity Salem Street Trust	Fidelity U.S. Bond Index Fund
2792	Fidelity School Street Trust	Fidelity Advisor Multi-Asset Income Fund
36	Fidelity School Street Trust	Fidelity Intermediate Municipal Income Fund*	Municipal Fund	February 19, 2021
2957	Fidelity Securities Fund	Fidelity Small Cap Growth K6 Fund
6041	Fidelity Summer Street Trust	Fidelity Agricultural Productivity Fund
6042	Fidelity Summer Street Trust	Fidelity Water Sustainability Fund
434	Fidelity Union Street Trust	Fidelity Arizona Municipal Income Fund*	Municipal Fund	February 19, 2021
429	Fidelity Union Street Trust	Fidelity Maryland Municipal Income Fund*	Municipal Fund	February 19, 2021
10	Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund*	Municipal Fund	February 19, 2021
616	Variable Insurance Products Fund III	Balanced Portfolio		March 5, 2021
7582	Variable Insurance Products Fund VI	Hedged Equity Portfolio
1423	Variable Insurance Products V	Freedom 2010 Portfolio
1426	Variable Insurance Products V	Freedom 2015 Portfolio
1429	Variable Insurance Products V	Freedom 2020 Portfolio
1432	Variable Insurance Products V	Freedom 2025 Portfolio
1435	Variable Insurance Products V	Freedom 2030 Portfolio
2159	Variable Insurance Products V	Freedom 2035 Portfolio
2162	Variable Insurance Products V	Freedom 2040 Portfolio
2165	Variable Insurance Products V	Freedom 2045 Portfolio
2168	Variable Insurance Products V	Freedom 2050 Portfolio

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

6 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Fund #	Trust	Fund Name	Municipal Fund	Transition Date
3360	Variable Insurance Products Fund V	Freedom 2055 Portfolio		March 5, 2021
3361	Variable Insurance Products Fund V	Freedom 2060 Portfolio		March 5, 2021
3362	Variable Insurance Products Fund V	Freedom 2065 Portfolio		March 5, 2021
7671	Variable Insurance Products Fund V	Freedom 2070 Portfolio
1417	Variable Insurance Products V	Freedom Income Portfolio
1492	Variable Insurance Products V	Freedom Lifetime Income I Portfolio
1493	Variable Insurance Products V	Freedom Lifetime Income II Portfolio
1494	Variable Insurance Products V	Freedom Lifetime Income III Portfolio
1584	Variable Insurance Products V	FundsManager 20% Portfolio
6986	Variable Insurance Products V	FundsManager 30% Portfolio
6992	Variable Insurance Products V	FundsManager 40% Portfolio
1587	Variable Insurance Products V	FundsManager 50% Portfolio
1880	Variable Insurance Products V	FundsManager 60% Portfolio
1590	Variable Insurance Products V	FundsManager 70% Portfolio
1593	Variable Insurance Products V	FundsManager 85% Portfolio
20	Variable Insurance Products V	Government Money Market Portfolio
227	Variable Insurance Products V	Investment Grade Bond Portfolio
6571	Variable Insurance Products V	Investment Grade Bond II Portfolio
1496	Variable Insurance Products V	Investor Freedom 2010 Portfolio
1497	Variable Insurance Products V	Investor Freedom 2015 Portfolio
1498	Variable Insurance Products V	Investor Freedom 2020 Portfolio
1499	Variable Insurance Products V	Investor Freedom 2025 Portfolio
1501	Variable Insurance Products V	Investor Freedom 2030 Portfolio
6574	Variable Insurance Products V	Investor Freedom 2035 Portfolio
6575	Variable Insurance Products V	Investor Freedom 2040 Portfolio
6576	Variable Insurance Products V	Investor Freedom 2045 Portfolio
6577	Variable Insurance Products V	Investor Freedom 2050 Portfolio
1502	Variable Insurance Products V	Investor Freedom Income Portfolio
2520	Variable Insurance Products V	Target Volatility Portfolio

Note:

Pending Closure Table updated with Fidelity Hedge Equity Central Fund (#7309), Fidelity Connecticut Municipal Money Market Fund (#418), Fidelity Michigan Municipal Money Market Fund (#419), Fidelity Pennsylvania Municipal Money Market Fund (#401), Fidelity Municipal Income 2021 Fund (#2321), Fidelity Municipal Income 2023 Fund (#2523), Fidelity Arizona Municipal Money Market Fund (#433), Fidelity Advisor Freedom 2005 Fund (#1291), Fidelity Freedom 2005 Fund (#1312), VIP Freedom 2005 Portfolio (#1420) and VIP Investor Freedom 2005 Portfolio (#1495).

Addition of Fidelity Sustainable Target Date 2070 Fund; COP 06/28/2024, Freedom 2070 Portfolio; COP 06/28/2024, Fidelity Advisor Freedom 2070 Fund; COP 06/28/2024, and Fidelity Freedom 2070 Fund; COP 06/28/2024.

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

7 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Active Accounts, Pending Closure
Fund #	Trust Name	Fund Name	Dated moved to this Section	Reason
1291	Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2005 Fund	06/05/2024	Merger into Advisor Freedom Income
1312	Fidelity Aberdeen Street Trust	Fidelity Freedom 2005 Fund	06/05/2024	Merger into Fidelity Freedom Income
97	Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund	09/16/2022	Merger into Fidelity California AMT Tax- Free Money Market
7309	Fidelity Cherry Street Trust	Fidelity Hedged Equity Central Fund	05/15/2024	Liquidation effective 05/16/2024
690	Fidelity Colchester Street Trust	Prime Money Market Portfolio	08/11/2020	Liquidation effective 08/14/2020
2835	Fidelity Colchester Street Trust	Prime Reserves Portfolio	08/11/2020	Liquidation effective 08/14/2020
418	Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund*	05/06/2024	Liquidation effective 01/13/2023
417	Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund	09/16/2022	Merger into Fidelity New Jersey AMT Tax- Free Money Market Fund
1889	Fidelity Income Fund	Fidelity Managed Retirement 2005 Fund	08/11/2020	Merged into Fidelity Managed Retirement Income Fund (#1887)
1890	Fidelity Income Fund	Fidelity Simplicity RMD 2005 Fund	08/11/2020	Merged into Fidelity Simplicity RMD Income Fund (#1888)
74	Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund	09/16/2022	Merger into Fidelity Massachusetts AMT Tax-Free Money Market Fund
420	Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund*	05/06/2024	Liquidation effective 01/13/2023
419	Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund*	05/06/2024	Liquidation effective 01/13/2023
401	Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund*	05/06/2024	Liquidation effective 01/13/2023
92	Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund	09/16/2022	Merger into Fidelity New York AMT Tax- Free Money Market Fund
2915	Fidelity Salem Street Trust	Fidelity Flex Inflation-Protected Bond Index Fund	10/01/2022	Liquidation effective 06/10/2022
2898	Fidelity Salem Street Trust	Fidelity Flex Short-Term Bond Fund	10/01/2022	Liquidation effective 06/10/2022
2321	Fidelity Salem Street Trust	Fidelity Municipal Income 2021 Fund*	05/06/2024	Liquidation effective 07/09/2021
2523	Fidelity Salem Street Trust	Fidelity Municipal Income 2023 Fund*	05/06/2024	Liquidation effective; July, 2023

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

8 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds

Active Accounts, Pending Closure
Fund #	Trust Name	Fund Name	Dated moved to this Section	Reason
2213	Fidelity Salem Street Trust	Fidelity Series Inflation-Protected Bond Index Fund	10/01/2022	Liquidation effective 05/31/2022
433	Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund*	05/06/2024	Liquidation effective 09/16/2022
1420	Variable Insurance Products V	Freedom 2005 Portfolio	06/05/2024	Merger into VIP Freedom Income Portfolio
1495	Variable Insurance Products V	Investor Freedom 2005 Portfolio	06/05/2024	Merger into VIP Investor Freedom Portfolio

(Signature page follows)

Each of the Investment Companies listed on Appendix “A” Attached Hereto,

on Behalf of each of Their Respective Portfolios

/s/ Craig Brown
Name:	Craig Brown
Title:	Authorized Signor

The Bank of New York Mellon

Name:	Michelle Ross
Title:	Director

Funds with an * are considered municipal funds for purposes of earnings credits calculations under the fee schedule to this Custody Agreement.

9 of 9
#909456	BNYM Agreement dated as of January 1, 2007– 40 Act Funds